SECOND AMENDMENT TO LOAN AGREEMENT
               ----------------------------------


     THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of January 23, 2003, by and among TEMTEX INDUSTRIES, INC. ("Temtex"), TEMCO FIREPLACE PRODUCTS, INC. ("Temco") (Temtex and Temco are , individually and collectively, jointly and severally, referred to herein as the "Borrower"), and THE FROST NATIONAL BANK, a national banking association, doing business as FROST CAPITAL GROUP, and formerly known as CREEKWOOD CAPITAL GROUP (hereinafter called, "Lender").

     WHEREAS, Borrower and Lender are parties to that certain Loan Agreement dated September 6, 2000, by and between Borrower and Lender, as amended by that certain First Amendment to Loan Agreement dated as of July 19, 2002, by and between Borrower and Lender (as amended, modified or supplemented from time to time, the "Loan Agreement");

     WHEREAS, Borrower has advised Lender that Temtex desires to incur additional indebtedness pursuant to those certain
Convertible Subordinated Promissory Notes, dated as of
January 23, 2003, in the aggregate principal amount of $610,000, issued by Temtex and payable to the order of the Additional
Holders of the Convertible Notes (as hereinafter defined)
(collectively, the "Proposed Transaction");

     WHEREAS, Borrower has requested that Lender consent to the Proposed Transaction;

     WHEREAS, Borrower and Lender desire to amend the Loan
Agreement and each of the Security Agreements dated September 6, 2000, by and between Frost and each of Temtex and Temco, respectively (the "Security Agreements") in the manner provided in Article II below;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                            ARTICLE I
                           Definitions
                           -----------

     Section 1.01 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

                           ARTICLE II
                           Amendments
                           ----------

     Section 2.01 AMENDMENT TO SECTION 1.02; AMENDMENT AND RESTATEMENT OF CERTAIN DEFINED TERMS. Effective as of the date hereof, the definitions of "Convertible Notes", "Intercreditor Agreement", "Subordinated Debt Documents" and "Subordination Agreement" are hereby amended and restated in their entirety to read as follows, respectively:


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


     "Convertible Notes" shall mean (i) those certain Convertible Subordinated Promissory Notes, dated as of July 19, 2002, issued by Temtex and payable to the order of each of William Y. Tauscher, the Leonard Kee Living Trust, Richard Anderson and David Dalton (collectively, the "Original Holders of the Convertible Notes") in the aggregate original principal amount of $750,000 and (ii) those certain Convertible Subordinated Promissory Notes, dated January 23, 2003, issued by Temtex and payable to the order of each John Gurrola, Jack Fahey, Richard Anderson, Robert Creer, Terry M. Giles and James E. Upfield (collectively, the "Additional Holders of the Convertible Notes") in the aggregated original principal amount of $610,000.

     "Intercreditor Agreement" shall mean that certain Amended and Restated Intercreditor Agreement, dated as of January 23, 2003, by and between Lender and James E. Upfield ("Upfield") as acknowledged and agreed to by Borrower, which provides for such parties' relative rights and priorities with respect to the assets of Borrower and other related matters.

     "Subordinated Note Documents" shall mean the Convertible Notes, the Note Purchase Agreement with respect thereto and any other documents executed in connection therewith, each in form and substance satisfactory to Lender and as in effect as of January 23, 2003

     "Subordination Agreement" shall mean, collectively (i) that certain Subordination Agreement, dated as of July
     19, 2002, by and between Lender, Upfield and the Original Holders of the Convertible Notes, as acknowledged and agreed to by Borrower and (ii) that certain Subordination Agreement, dated as of January 23, 2003, by and between Lender, Upfield and the Additional Holders of the Convertible Notes, each providing for such parties relative rights and priorities with respect to the Subordinated Note
     Documents, on the one hand, and the Loan Agreement and the Upfield Secured Term Note, on the other hand, and other related matters.

     Section 2.02   AMENDMENT EXHIBIT B.  Effective as of the
Effective Date, Exhibit B to the Loan Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit B.

     Section 2.03 AMENDMENT TO SECURITY AGREEMENTS. Effective as of the date hereof, Section 6.12 of each of the Security
Agreements is hereby amended and restated to read as follows:

          "Section 6.12  Intercreditor Agreement.
     Notwithstanding anything set forth herein, Debtor and Secured Party acknowledge and agree that the liens and security interests granted herein on or in respect of the Upfield Priority Collateral (as defined in the hereinafter described Intercreditor Agreement) are subject to the Amended and Restated Intercreditor Agreement dated as of January 23, 2003, between Secured Party and James E. Upfield ("Upfield"), and that if Debtor fails to perform any obligation or duty hereunder with respect to the Upfield Priority Collateral solely because doing so would cause Debtor to breach its obligations or duties owing to Upfield with respect to such collateral, Debtor will not be in violation hereof. Notwithstanding Section 4.10 hereof, Secured Party consents to the grant of liens by Debtor to Upfield and the filing of the UCC-1 financing statements evidencing the same, provided that such liens are as described in and shall be subject to the Intercreditor Agreement. "



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

                           ARTICLE III
                      Conditions Precedent
                      --------------------

     Section 3.01.  CONDITIONS.  The effectiveness of this
Amendment is subject to the satisfaction of the following conditions precedent:

     (a) Lender shall have received (i) this Amendment, duly executed by the Borrower and Lender, (ii) a certificate of the Secretary of the Borrower acknowledging (A) that the Borrower's Board of Directors has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by the Borrower of this Amendment, and (B) the names of the officers of the Borrower authorized to sign this Amendment together with specimen signatures of such officers, (iii) the Amended and Restated Intercreditor Agreement, in form and substance satisfactory to Lender, duly executed by Borrower and Upfield; (iv) the Subordination Agreement in form and substance satisfactory to Lender, duly executed by Lender, Upfield and the Additional Holders of the Convertible Notes and acknowledged and agreed to by Borrower, (iv) the Subordinated Note Documents, in form and substance satisfactory to Lender, duly executed by Borrower and the holders of the Subordinated Note Documents, and
(v) such additional documents, instruments and information as the Agents or any Lender may reasonably request;

     (b) Lender shall have received evidence of the consummation of the Proposed Transaction on terms and conditions satisfactory to Lender and all conditions thereto shall have been satisfied or waived with Lender's consent;

     (c) The representations and warranties contained herein and in the Loan Agreement, as amended hereby, and the other Credit
Documents shall be true and correct in all material respects as of the date hereof, as if made on the date hereof;

     (d) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

     (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Lender and its legal counsel.



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


                           ARTICLE IV
                         Limited Consent
                         ---------------

     Upon satisfaction of the terms and conditions in Article III hereof, the Lender hereby consents to the Proposed Transaction, which would otherwise result in a Default under Section 5.01 of the Loan Agreement. Except as specifically provided in this
Article IV, nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other loan documents, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other loan documents, this Amendment and any other contract or instrument between Borrower and Lender.

                            ARTICLE V
          Ratifications, Representations and Warranties
          ---------------------------------------------

     Section 5.01. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect.

     Section 5.02. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other loan documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower, (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other loan document are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and (d) none of the Convertible Notes dated July 19, 2002, the Subordinated Note Documents relating thereto, the Upfield Secured Term Note or any documents executed in connection therewith have been amended or modified in any respect, except pursuant to the documents attached hereto as Exhibit A.

                           ARTICLE VI
                          Miscellaneous
                          -------------

     Section 6.01. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other document or documents relating thereto, including, without limitation, any loan document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other loan documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     Section 6.02. REFERENCE TO LOAN AGREEMENT. Each of the loan documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such loan documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     Section 6.03. EXPENSES OF LENDER. As provided in the Loan Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other loan documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Lender's legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other loan document, including without limitation the reasonable costs and fees of Lender's legal counsel.

     Section 6.04. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid or unenforceable provision.

     Section 6.05. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     Section 6.06. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 6.07.  HEADINGS.  The headings, captions, and
arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     SECTION 6.08. NO ORAL AGREEMENTS. THE AGREEMENT, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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


     SECTION 6.09. RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

     SECTION 6.10.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE
DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF TEXAS.

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


     IN WITNESS WHEREOF, this Amendment has been duly executed by Borrower and Lender to be effective as of the date first above written.

                                BORROWER:



                                TEMTEX INDUSTRIES, INC.

                                By:
                                   -----------------------
                                Name:
                                     ---------------------
                                Title:
                                      --------------------


                                TEMCO FIREPLACE PRODUCTS, INC.


                                By:
                                   -----------------------
                                Name:
                                     ---------------------
                                Title:
                                      --------------------



                                LENDER:

                                THE FROST NATIONAL BANK
                                (d/b/a/ FROST CAPITAL GROUP and
                                f/k/a CREEKWOOD CAPITAL GROUP)


                                By:
                                   -----------------------
                                Name:
                                     ---------------------
                                Title:
                                      --------------------

                           EXHIBIT "A"

                        Joinder Agreement
                               and
              Amended and Restated Voting Agreement
               (each dated as of January 23, 2003)


                         [See Attached]

                           EXHIBIT "B"

                      Subordinated Lenders


Upfield
Original Holders of the Convertible Notes
Additional Holders of the Convertible Notes